PROSPECTUS






                                         November 1, 1995


              THE 44 WALL STREET EQUITY FUND, INC.
             26 Broadway, New York, New York  10004
               (In New York City - (212) 248-8080)
                  (Toll Free - 1-800-543-2620)
                     (Fax - (212) 248-8578)

                     Price Quote Information
                (212) 248-9085 (In New York City)
             1-800-543-2875 (Outside New York State)

                         A NO-LOAD FUND

          The 44 Wall Street Equity Fund, Inc. ("Fund") seeks long-term capital appreciation for shareholders through investment in the securities, principally common stocks, of a relatively few companies.

          The Fund's expense ratio for the previous fiscal year is higher than that realized by most investment companies.
 Shareholders should carefully consider the effects of the Fund's expense ratio on an investment in Fund shares (see "Summary of Expenses," page 2).




          This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know prior to investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1995 and is available without charge upon request to the Fund at the address or telephone numbers shown above. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.



          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION
 PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
 REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      SUMMARY OF EXPENSES*


Shareholder Transaction Expenses

     Maximum Sales Load Imposed on Purchases
     (as a percentage of the offering price)               None

     Maximum Sales Load Imposed on Reinvested Dividends    None
     (as a percentage of the offering price)

     Deferred Sales Load                                   None

     Redemption Fees                                       None



Annual Fund Operating Expenses
(as a percentage of average net assets)

     Management Fees                                       1.00%
     12b-1 Fees                                            None
     Other Expenses:
       Interest expense                             .56%
       Other expenses (exclusive of
       management fees and interest expense)       3.62%   4.18%
     Total Fund Operating Expenses                         5.18%


Example

                                  1 year  3 years 5 years 10 years

You would pay the following
expenses on a $1,000 investment,
assuming (1) 5% annual return
and (2) redemption at the
end of each time period, or
alternatively, no redemption:       $ 52    $ 155   $ 258   $ 513



This table is provided to assist the investor in understanding the various costs and expenses that an investor in the Fund would bear, directly or indirectly. The example given above should not be considered as a representation of past or future expenses. Actual expenses may be greater or less than those shown above. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.



* For the fiscal year ended June 30, 1995.
                       FINANCIAL STATEMENTS

          The Fund's financial statements for the fiscal year ended June 30, 1995, including the condensed financial information for the fiscal years 1986 - 1995, are incorporated herein by reference to the Fund's Annual Report to Shareholders accompanying this prospectus.


              THE 44 WALL STREET EQUITY FUND, INC.

          The Fund is an open-end, non-diversified, managed investment company, incorporated on May 2, 1980 in the State of Maryland, with offices at 26 Broadway, New York, New York 10004.


          As an investment company, the Fund invests the monies received from the sale of its stock in other securities. As an open-end investment company, the Fund will pay any investor net asset value for the investor's shares upon demand for redemption of such shares (see "REDEMPTION OF SHARES," page ).

          The Fund may engage in transactions in exchange listed securities options, may obtain leverage by borrowing from banks, and may invest up to 10% of its assets in the securities of issuers domiciled in foreign countries.


               INVESTMENT OBJECTIVES AND POLICIES

          The sole objective of the Fund is to achieve capital appreciation through investment in the securities of relatively few companies, which will be selected for potential long-term performance. The generation of current income is not a primary criterion for selecting portfolio investments. While the Fund will seek to invest in the securities of companies undervalued by the marketplace, the Fund nevertheless intends to invest in companies with assets which the Fund deems sufficiently valuable to support the Fund's investment.

          The Fund intends to be fully invested in common stocks and other securities having investment characteristics similar to common stocks (i.e., warrants and convertible debentures). The Fund may for defensive purposes from time to time, when the investment adviser determines that market conditions warrant, temporarily invest an unlimited portion of its assets in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, or high grade commercial paper (rated either A-1 by Standard & Poor's or Prime-1 by Moody's). At such times as the Fund assumes a defensive posture which prompts the Fund to invest a substantial portion of its assets in the interest bearing instruments described above, the Fund will not then be pursuing its primary method for seeking its investment objective of capital appreciation.
                           RISK FACTORS

          The Fund has certain features involving greater risk, which may be viewed as being more speculative than features found in other investment companies.

          Except when described herein as a "fundamental policy", the policies so described are not fundamental policies and may be changed at any time without shareholder vote.

Non-Diversified Status

          The Fund is a non-diversified investment company. This means that the Fund is not restricted by the provisions of the Investment Company Act of 1940 with respect to the diversification of its investments. As a matter of fundamental policy, however, as to 50% of the Fund's total assets the Fund will not invest in individual companies in which the Fund has invested 5% in value of its assets or has acquired more than 10% of the outstanding voting securities of such company, measured at the time of each such investment. In addition, it generally will be the Fund's intention to adhere to the diversification requirements of the Internal Revenue Code applicable to regulated investment companies
 (see "Dividends, Distributions and Taxes," page   ).  This means
 that the limitations described in this paragraph would be applicable and calculated at the close of each fiscal quarter. Moreover, no more than 25% of the Fund's total assets may be invested in the securities of any one issuer, or two or more issuers which are engaged in similar or related trades or businesses.

          As a matter of investment strategy, the Fund will not purchase the securities of any issuer as to which the Fund has invested 10% in value of its assets or has acquired more than 10% of the outstanding voting securities of such company, measured at the time of each such investment.

          Because the Fund's "non-diversified status" permits the investment of a greater portion of the Fund's assets in the securities of individual companies than would be permissible under a "diversified status", the Fund's "non-diversified status" is considered to subject the Fund to a greater degree of risk. The Fund reserves the right to operate as a diversified investment company if such a course appears desirable in the opinion of management, in which event 75% in value of the Fund's total assets would have to be invested in companies in which the Fund had not invested 5% or more in value of its assets and in which the Fund did not own 10% or more of the company's outstanding voting securities. Once diversified as a result of a change in policy, the Fund may not thereafter resume non-diversified operations without approval by the holders of a majority of its shares. Leverage

          The Fund intends to borrow from banks from time to time and invest the borrowed funds. To the extent that borrowed money is utilized, the Fund's net asset value per share will tend to appreciate or depreciate more rapidly than would otherwise be the case.

          Pursuant to the provisions of the Investment Company Act of 1940, the Fund may borrow only from banks, and only if immediately after such borrowing the value of the assets of the Fund (including the amount borrowed), less its liabilities (not including any borrowings), is at least three times the amount of its borrowing. The amount of any borrowing would also be limited by the applicable regulations of the Federal Reserve Board. If, due to market fluctuations or other reasons, the value of the Fund's assets, computed as provided above, becomes at any time less than three times the amount of its outstanding bank debt, the Fund, within three days (not including Sundays and holidays), would be required to reduce its bank debt to the extent necessary to meet the required 300% net asset coverage.

          The Fund has a revolving credit agreement with its custodian bank under which the Fund can make borrowings. The maximum month-end and the average borrowings outstanding during the fiscal year were approximately $1,152,000 and $456,000, respectively. The Fund will not pledge more than 75% of its assets as security for money borrowed.

Foreign Securities

          Investments will be made primarily in securities of companies domiciled in the United States, but the Fund has authority to make investments in securities of issuers domiciled in any foreign country. Such securities involve risks that are different from those of domestic issuers, including possibly different or adverse political and economic developments and consequences, and also involve such other considerations as the then current exchange rate if such issuer pays interest or dividends in a foreign currency. Not more than 10% in value of the Fund's investments may be made in the securities of issuers domiciled in foreign countries, and such investments only will consist of foreign securities either listed on a U.S. securities exchange or traded in the U.S. over-the-counter market.

Warrants

          The Fund may invest in over-the-counter securities, as well as in securities listed on a national securities exchange. The Fund also may invest up to 5% of its assets in warrants. However, not more than 2% of the Fund's net assets may be invested in warrants not listed on a national securities exchange. "Restricted Securities" and Non-Liquid Assets

          The Fund has authority to invest up to 5% of its net assets in non-liquid assets. Non-liquid assets consist of assets which are not readily marketable, and may include (i) repurchase agreements, the maturity of which exceeds seven days, (ii) secu-rities as to which no "bid" has been made or as to which trading has been suspended, (iii) securities which may require registra-tion under the Securities Act of 1933 prior to sale to the public (i.e., "restricted securities") and (iv) securities of unseasoned issuers (for this purpose, an unseasoned issuer shall be deemed to be an entity which has been in operation for less than three years, including all predecessors). Non-liquid assets, if acquired, will be valued at fair value as determined in good faith by the Board of Directors of the Fund. (For further information on "restricted securities", see the Fund's Statement of Additional Information under the caption "Investment Objectives and Policies.")

Options

          The Fund may engage in transactions in exchange listed securities options. A stock option is a right to buy or sell a particular stock at a certain price for a limited period of time. Options consist of puts, calls or combinations thereof. A call option gives the purchaser the right, but not the obligation, to buy from the seller (or "writer") during the term of the option a designated security at an agreed upon price. Conversely, a put gives the purchaser a right, but not the obligation, to sell the designated security to the seller of the option at an agreed upon ("exercise") price. The Fund may purchase or write calls, limited to the writing of "covered calls." This means that the Fund must own the underlying security in order for the Fund to write the applicable options contract.

          Some of the strategies employed with options may be considered to be speculative. One type of transaction which is inherently speculative is the purchase of calls. With the purchase of a call, the Fund could lose, and would be "at risk" for, the amount of the premium paid for the call if the underlying security does not rise above the "exercise" price during the life of the call. Accordingly, the Fund will follow the practice of limiting the net "at risk" amounts with respect to the purchase of puts or calls to 10% of the Fund's net assets, determined on the date of purchase.

          The use of certain strategies involving options may tend to limit any potential gain which might result from an increase in the value of any such position. The ability of the Fund to utilize this strategy successfully will depend upon the ability of the Fund's investment adviser to forecast pertinent market movements, which cannot be assured.


                      MANAGEMENT OF THE FUND

Investment Adviser

          Pursuant to an investment advisory agreement dated June 14, 1991, which was last approved by the Fund's Board of Directors on October 5, 1995, MDB Asset Management Corporation ("Asset Management") renders investment advice to and provides supervisory management services for the Fund, subject to the control and overall supervisory authority of the Fund's Board of Directors. Asset Management is a New York corporation, formed on March 22, 1988, and is wholly owned by Mark D. Beckerman ("Beckerman"), the President and Portfolio Manager of the Fund. Asset Management is a registered investment adviser.

          As of the date of this prospectus, Beckerman was negotiating, and expects to enter into an agreement, with Sheldon
 E. Goldberg and Gregory Church for the sale of all of the outstanding shares of Asset Management. In exchange, Beckerman will receive a five-year employment contract with Asset Management as Portfolio Manager of the Fund. The sale of Asset Management to Messrs. Goldberg and Church is subject to various conditions, including the approval of Fund shareholders to a new investment advisory agreement with Asset Management under its new ownership. All of the foregoing is expected to the subject of a proxy solicitation during 1996.

          Asset Management currently provides the Fund with advice and recommendations with respect to investments, investment policies, the purchase and sale of portfolio securities and management of the cash balances of and credit extended to the Fund. For its services, Asset Management is compensated at the annual rate of 1% of the value of the Fund's average daily net assets, payable monthly. The rate of compensation remains constant whether or not there are fluctuations in the Fund's net assets. Such annual rate is higher than the rate paid by most registered investment companies, but is similar to the rate contracted for by other mutual funds with comparable investment policies and is the same as the rate paid by all other equity funds advised by Asset Management since its inception.

          The Fund will pay all of its other expenses, including commissions, interest, taxes, legal and accounting fees, fees of custodians, transfer agents, registrars and dividend disbursing agents, registration and filing fees, the cost of stock certificates, costs in connection with annual or special meetings of shareholders, including the preparation and distribution of proxy soliciting materials, fees and expenses of Fund directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of Asset Management, office space, office furnishings, office supplies and office equipment, including telephone service, insurance premiums, printing costs (this will not include printed material sent to persons who are not shareholders), travel expenses, salaries and related compensation of all non-officer employees, postage, association dues and extraordinary and non-recurring expenses.

          For the fiscal year ended June 30, 1995, Fund expenses
 (including interest expense and the 1% management fee) were 5.18% of the Fund's average daily net assets.

          Beckerman and Company, Inc. ("BecCo"), the principal underwriter of shares of the Fund (see "Principal Underwriter",
 page   ), and Asset Management have agreed to reimburse the Fund
 if Fund expenses exceed those set forth in any statutory or regulatory formula prescribed by any state in which Fund shares are registered at such time. Fund shares currently are not registered in any state which requires the Fund to be reimbursed for such excess expenses. The net effect is that Fund expenses will not be subject to any limitation, except those limitations imposed by good business judgment, and neither Asset Management nor BecCo will be required to reimburse the Fund for any such expenses.

Principal Underwriter

          BecCo is a New York corporation, formed on March 31, 1988, to succeed to a brokerage business previously conducted by a partnership consisting of Beckerman, his father, George Beckerman, and his brother, Elliot Beckerman, under the name Preferred Investors Planning. BecCo is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. Beckerman beneficially owns 50% of the outstanding stock of BecCo, and his father and brother beneficially own 26% and 24% of such stock, respectively.

          BecCo acts as the distributor for shares of the Fund pursuant to a Distribution Agreement dated June 14, 1991, which was last approved by Fund's Board of Directors on October 5, 1995. Fund shares are sold to the public at net asset value, without any sales charge or commission. BecCo pays the cost of sales material, including the cost of printing prospectuses other than those used to register Fund shares or otherwise comply with Federal or state law or sent to existing shareholders.


                       PURCHASE OF SHARES

By Mail

          Shares of the Fund initially may be purchased by sending a check ($1,000 minimum) together with the completed application form to the Fund, c/o DST Systems, Inc., P.O. Box 419953, Kansas City, Missouri 64141-6953. Subsequent investments may be made by mailing a check ($100 or more) together with the detachable stub from the Transaction Advice (see "General," page ).

          Mail orders without payment enclosed will not be accepted. Third-party checks will not be accepted for payment of purchase orders.

By Telephone

          Initial and subsequent investments may be made by tele-phone ($1,000 minimum purchase order) by calling 1-800-637-3901. On an initial purchase, telephone orders are limited to $2,500 or less. For existing shareholders, telephone purchase orders may be placed in an amount ($1,000 minimum) not exceeding $10,000 or ten times the shareholder's then current account balance, whichever is less. Investors desiring to purchase Fund shares in excess of the allowable limits for telephone purchase orders or to make initial purchases otherwise than by mail may transmit payment for Fund shares by bank wire (see "By Bank Wire," below). Telephone orders will be taken in dollar amounts only, with full and fractional shares being issued. Each telephone purchase order will be assigned a control number (see "General," page ). Payment for shares purchased must be received by the fourth day. No bill will be sent to the investor, and it will be the responsibility of the investor to make payment within the time limitation described herein.

          In order for shareholders to participate in the telephone purchase and redemption service, they must elect to do so in writing. The election may be made on the initial application form or by writing to DST Systems, Inc. with the shareholder's signature guaranteed. A shareholder who wants to change any telephone service option previously elected may do so by filing with DST Systems, Inc. an amended application form with the shareholder's signature guaranteed. Telephone purchase orders will not be processed unless the shareholder gives the full name and account number at the time of placing the purchase order.

          Control numbers are assigned to telephone purchase orders so as to distinguish payment for those purchase orders from mail purchase orders. If an investor who utilizes the telephone purchase order service fails to include the control number on payment for the purchase order, the investor should be aware that DST Systems, Inc., acting as agent, may treat this as a separate and additional subscription order. If such an event occurs, resulting from the investor's failure to include the control number assigned to the purchase order, the investor's account will be charged for any loss incurred from the cancellation of the purchase order. In the event the shareholder's account balance is insufficient to cover the loss, BecCo will reimburse the Fund for the difference; conversely, if the cancellation results in a gain, BecCo shall be entitled thereto.

By Bank Wire

          Shares of the Fund may be purchased by bank wire. Investors establishing new accounts, prior to sending the bank wire, should telephone DST Systems, Inc. at 1-800-637-3901 in order to obtain an account number. The wire order must contain registration instructions (i.e., full names of all investors, address, social security number or other taxpayer identification number and account number for new accounts, or only the account number for existing accounts). The name of the Fund must appear on the wire for proper credit. The investor must have the bank wire order transmitted to United Missouri Bank of Kansas City, N.A., 10th & Grand, Kansas City, Missouri 64106, Routing # 1010-0069-5, Purchase Account No. 987037-104-9. Wire orders received by DST Systems, Inc. will be executed at the Fund's net asset value per share as next determined after receipt of the wired funds.

Through Broker-Dealers

          Investors may, if they so desire, purchase Fund shares through registered broker-dealers. Such broker-dealers may make a reasonable charge to the investor for their services. Such fees and services may vary among broker-dealers, and such broker-dealers may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include the ability to establish a margin account and to borrow on the value of the Fund shares in that account.

General

          Purchase orders received, either by the Fund's transfer agent or the investor's broker-dealer, prior to the close of trading business on the New York Stock Exchange (currently 4:00 P.M., Eastern time) on a given day will be executed at the net asset value per share computed as of the close of business on that day.

          Conditional purchase orders will not be accepted. All checks should be made payable to the Fund and should be drawn on a U.S. bank. Checks drawn on a foreign bank will not be accepted unless provision is made for payment through a U.S. bank in U.S. dollars. If payment for any purchase order is not received as specified herein, or if the investor's check is not honored upon presentment, the order is subject to cancellation, and the purchaser's existing account with the Fund immediately will be charged for any loss incurred. In the event the shareholder's account balance is insufficient to cover the loss, BecCo will reimburse the Fund for the difference; conversely, if the cancellation results in a gain, BecCo will be entitled thereto. BecCo reserves the right to accept orders at its office, to waive the minimum and maximum limitations for purchase orders, to reject any order in whole or in part, or to change or discontinue without prior notice the procedures for or availability of telephone service for purchase orders. Although telephone service is provided, investors should be aware that telephone lines are not available at all times, and usually are busy shortly prior to 4:00 P.M., Eastern time. Therefore, investors are urged to place telephone orders as early in the day as possible.

          Each investor will be sent a Transaction Advice by the Fund's transfer agent in lieu of a certificate, reflecting full and fractional shares, unless a certificate is specifically requested in writing by all registered owners. It is recommended to all shareholders that a certificate not be requested unless needed for a specific purpose. This eliminates the trouble and expense of safeguarding the stock certificate and the cost of a lost instrument bond in the event of loss or destruction and is a condition to the election of telephone service.


                      REDEMPTION OF SHARES

Redemptions by Mail

          Shares of the Fund may be redeemed by an investor by mail by writing directly to the transfer agent, DST Systems, Inc., P.O. Box 419953, Kansas City, Missouri 64141-6953, and enclosing a duly endorsed share certificate, if issued. There are no special forms for redemption. However, a written request for redemption must be signed by all owners, with all such signatures guaranteed, as described below. In the case of shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a by-law provision or resolution of the Board of Directors, recently certified, authorizing the officer to so act must be furnished. In the case of a trust or partnership, the signature must be that of a trustee or partner in whose name the account is registered, and must include the title of the person signing. If the trustee's or partner's name is not registered on the account, a recently certified copy of the trust instrument or partnership agreement must be furnished to the Fund's transfer agent. Investors can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker-dealers, national securities exchanges, registered securities associations or clearing agencies deemed to be eligible guarantor institutions. A notary public is not acceptable. Shareholders residing abroad may obtain a signature verification from any U.S. Consulate under official seal.

Redemptions by Telephone, Telegram or Overseas Cable

          Shares of the Fund may be redeemed by an investor by calling DST Systems, Inc., the Fund's transfer agent, at 1-800-637-3901, or by sending a telegram or overseas cable to DST Systems, Inc., 1004 Baltimore Avenue, Kansas City, Missouri 64105-2005. In order to utilize the procedure for redemption by telephone, telegram or overseas cable, a shareholder previously must have elected this option in writing, the shareholder account previously must have been opened by and be reflected as such in the computer records of the Fund's transfer agent, the shares being redeemed must be held by the transfer agent and the redemption proceeds must be transmitted directly to the shareholder's predesignated account at a domestic bank (see
 "General," page   ).  The Fund's transfer agent will not be liable
 for acting upon any instruction it reasonably believes to be genuine and in accordance with the procedures described herein. Nevertheless, the Fund and/or the transfer agent may be liable for losses resulting from unauthorized or fraudulent telephone transactions in the event these procedures are not followed.


          A shareholder may elect at any time to use the telephone redemption service, which includes redemptions by telegram or overseas cable. Such election may be made on the initial application form or on other forms prescribed by the Fund. Any changes or exceptions to the original election must be made in writing, with signatures guaranteed, and will be effective upon receipt by the transfer agent. When utilizing the telephone redemption service, the shareholder must give the full name, number of shares to be redeemed (if less than all remaining shares) and account number, or the redemption request will not be processed. For a redemption by overseas cable, you must also include the Fund name. Redemptions by telegram or overseas cable will not become effective until the writing constituting the telegram or overseas cable is received by the Fund's transfer agent.

General

          The redemption price for shares upon written request, telegram, overseas cable or telephone redemption will be the net asset value per share as next determined after receipt of such request in good order by the Fund's transfer agent (see "Net Asset
 Value," page   ).  The proceeds of all redemptions will be mailed
 or wired, as elected by the shareholder, on the next business day after redemption if being transmitted to the investor's account at the broker-dealer through which the Fund shares were purchased, or on the third business day after the redemption if being transmitted otherwise. However, redemption proceeds will not be transmitted until the investor's check for the purchase of Fund shares has cleared. Where a shareholder simultaneously redeems shares for which payment has been made and shares for which the shareholder's check has not cleared, the shareholder authorizes the Fund to delay transmittal of that portion of the redemption proceeds equal to the amount of the check which has not then cleared until the shareholder's check has cleared, but such portion of the redemption proceeds will be transmitted promptly after such clearance. Where a shareholder has elected to have the redemption proceeds transmitted directly to the shareholder's predesignated account at a domestic bank, the proceeds will be wired if the account is at a commercial bank and will be sent by mail if the account is at a savings bank or if the proceeds are less than $1,000. The Fund's transfer agent will not honor any redemption request that contains a restriction as to the time, date or share price at which the redemption is to be effective. The Fund reserves the right to change or discontinue without prior notice the procedures for or availability of telephone service for redemption requests. Although telephone service is provided, investors should be aware that telephone lines are not available at all times, and usually are busy shortly prior to 4:00 P.M., Eastern time. Therefore, investors are urged to place telephone orders as early in the day as possible.

          The right of redemption may be suspended or the payment date postponed during any period when: (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (b) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission; (c) an emergency as defined by rules of the Securities and Exchange Commission exists; or (d) the Commission has, by order, permitted such suspension. In case of suspension of the right of redemption, the shareholder may withdraw the request for redemption or the shareholder will receive payment of the net asset value next determined after the suspension has been terminated.

          The Fund has the right to involuntarily redeem after written notice the shares of an investor, the aggregate value of whose shares is less than $500, if such investor has not purchased at least $100 of shares (other than shares acquired through reinvestment of dividends or distributions) within the twelve month period immediately preceding the date fixed for such redemption. Notice of redemption will be given by first class mail to the investor at the address on the Fund's records. The notice will fix a date of not less than 30 days in advance of the date on which it was mailed, and the shares will be redeemed at net asset value as of the close of business on that date, unless before then the investor purchases at least $100 of additional shares (apart from reinvestment of dividends or distributions).
 A check for the proceeds of redemption, which may be less or more than the purchase price of the shares, will be mailed to the investor at the address of record.

          During the year, the Fund exercised its right to involuntarily redeem certain shareholder accounts within the parameters outlined above.


                       TRANSFER OF SHARES

          To transfer Fund shares from an existing account, the following items must be sent directly to the Fund's transfer agent, DST Systems, Inc., P.O. Box 419953, Kansas City, Missouri
 64141-6953.

          A letter requesting the transfer signed by each registered owner must be sent. The letter should give the full name, address and social security number (or taxpayer identification number) of the transferee. A stock power which should be signed by each registered owner, with signatures guaranteed, must accompany the letter. A notary public is not an acceptable guarantor. A new application completed in its entirety and signed by the new owner also is required. Application forms may be obtained by calling the Fund at (212) 248-8080 (in New York
 City) and 1-800-543-2620 (toll-free).


                      OPERATION OF THE FUND

Net Asset Value

          The net asset value of the Fund's shares will be determined as of the close of trading on the New York Stock Exchange (which currently is 4:00 P.M., Eastern time) on each day on which the New York Stock Exchange is open for trading and on which there is a sufficient degree of trading in the Fund's portfolio of investments that such net asset value might be materially affected by the changes in the underlying values of such portfolio securities, and will be computed by dividing the market value of all securities and other assets, less liabilities, by the number of the Fund's outstanding shares. Such determination is made by valuing portfolio securities listed or traded on a national securities exchange on which the security is primarily traded at the last sale price, or if there has been no sale that day, at the mean between the last bid and asked prices. Securities traded in the over-the-counter market are valued at their last bid price, and all other portfolio securities and assets, including restricted securities, will be valued at fair value as determined in good faith by the Board of Directors.

Dividends, Distributions and Taxes

          It will be the policy of the Fund to distribute at least annually substantially all of its net ordinary income and net realized capital gains, if any. In so doing, the Fund intends to comply with Subchapter M of the Internal Revenue Code, which relieves complying investment companies which distribute substantially all of their net income from Federal income tax on the amount distributed. The Fund qualified as a regulated investment company during fiscal 1995, and it intends to so qualify in future years if it is in the best interests of Fund shareholders to do so.

          It is the present policy of the Fund to declare and pay annually net ordinary income as dividends and to declare and distribute annually all net capital gains realized in excess of all then available capital loss carryforwards. These dividends and distributions are payable in Fund shares, although shareholders may elect to receive such dividends and distributions in cash upon written request to the Fund, which request must be received by the Fund prior to the close of business on or before the record date for payment of the particular dividend or distribution. Checks issued pursuant to a shareholder's request for payment in cash of a dividend or distribution are sent by first class mail to the shareholder's address as reflected in the transfer agent's records. If any such check is returned to the Fund, it automatically will be deemed to be a request by the shareholder to reinvest those proceeds and all future dividends and distributions in Fund shares unless and until the shareholder subsequently elects in writing to be paid in cash. All dividends and distributions are taxable to the shareholder whether received in cash or in Fund shares. Reinvestment in Fund shares of the dividend or distribution will be made on the payable date.

          Distributions of dividends and short-term capital gains are taxable to a shareholder as ordinary income. The dividends (but not the capital gains) qualify for the 70% dividends-received deduction for corporations, unless they are derived from interest or other non-dividend income or dividends from foreign corporations.

          In January of the year after the distribution, the Fund will send shareholders a Form 1099, notifying shareholders of the status of each distribution for Federal income tax purposes.


          In the event a shareholder fails to furnish a taxpayer identification number and to certify to the accuracy thereof, or the Internal Revenue Service notifies the Fund that a shareholder's taxpayer identification number is incorrect or that withholding is otherwise required, the Fund will commence withholding on such shareholder's account. Once withholding is established, all withheld amounts will be paid to the Internal Revenue Service, from whom such shareholder should seek any refund. If withholding is commenced with respect to any shareholder account, the shareholder should consult with the shareholder's attorney or tax adviser or contact the Internal Revenue Service directly. In addition, the IRS levies a fine for each incorrect or uncertified taxpayer identification number. Any such fine levied against the Fund will be assessed against the shareholder account responsible therefor.

Brokerage

          Decisions to buy and sell securities are made by the Fund based upon investment advice received from Asset Management.
 The commission rate on all exchange orders is subject to negotiation, and Asset Management will be responsible for negotiating such commission rates on behalf of the Fund. In selecting brokers or dealers to execute portfolio transactions for the Fund, an attempt will be made to negotiate the best commission rate among those dealers who in the opinion of Asset Management can obtain best price and execution for the Fund. Subject to the foregoing, in the allocation of portfolio brokerage business, Asset Management also may consider research and brokerage services provided by dealers, and is authorized to cause the Fund to pay to a dealer a commission rate or amount in excess of the rate or amount another dealer would have charged for effecting that transaction if Asset Management determines in good faith that such rate or amount of commission is reasonable in relation to the value of the research and brokerage services provided. Research services include investment recommendations, statistical research and other services, including economic and market information. Such research and brokerage services are considered to be in addition to and not in lieu of the services required to be performed by Asset Management under its contract with the Fund. Research services furnished by brokers through whom the Fund effects securities transactions may be used by Asset Management in servicing all of the accounts of Asset Management, just as any research services provided by such brokers with respect to securities transactions for such other accounts may be used by Asset Management in servicing the Fund.

          The Investment Advisory Agreement between the Fund and Asset Management, as authorized by Section 28(e) of the Securities Exchange Act of 1934, permits Asset Management to cause the Fund to pay a broker-dealer (including BecCo) which furnishes brokerage or research services a higher commission than that which might be charged by a broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of a lesser value, if such commission is deemed reasonable in relation to the brokerage or research services provided by the broker-dealer, viewed in terms of either that particular transaction or Asset Management's overall responsibilities. In addition, Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by the Fund to affiliated persons acting as broker in connection with transactions effected on a securities exchange. Rule 17e-1 under the 1940 Act provides that a commission, fee or other remuneration does not exceed the usual and customary broker's commission if it is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."  Rule 17e-1 also requires the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, of Asset Management or of BecCo, to adopt procedures reasonably designed to provide that the commissions paid are consistent with the above standard, to assure that the procedures continue to be appropriate, and to determine at least quarterly that the transactions have been effected in compliance with those procedures. During the fiscal year, gross commissions aggregating $5,617 were paid to BecCo by the Fund.


          Transactions in a security traded over-the-counter normally will be made through a principal market maker for such security unless, taking into consideration all factors, including the size of the transaction, a more favorable result is obtainable elsewhere. The Fund will not engage in any transaction in which either Asset Management or BecCo would be a principal. BecCo has advised that it will not receive reciprocal brokerage business as a result of brokerage business placed or principal transactions made by the Fund with others.


                     ADDITIONAL INFORMATION

Transfer and Shareholder Service Agent.    DST Systems, Inc., P.O.
 Box 419953, Kansas City, Missouri 64141-6953 acts as shareholder servicing and transfer agent for the Fund. Questions concerning shareholder accounts should be directed to The 44 Wall Street Equity Fund, Inc., c/o DST Systems, Inc., P.O. Box 419953, Kansas City, Missouri 64141-6953, or call 1-800-637-3901. Telephone requests for information of a confidential nature will be answered by letter to the shareholder's address of record. Procedural type inquiries will be answered immediately.

Custodian.  The Bank of New York, 48 Wall Street, New York, New
 York 10015 serves as custodian of the Fund's cash and securities.

Accountants. McGladrey & Pullen, LLP will serve as the independent certified public accountants for the Fund and will examine and report on the Fund's financial condition.


Reports. Each shareholder will receive semi-annual and annual financial reports of the Fund. Annual financial reports will be audited.

Retirement Plans. The Fund has available for investors a prototype retirement plan, a prototype Individual Retirement Account ("IRA") and a tax sheltered retirement plan in accordance with Section 403(b) of the Internal Revenue Code for employees of public school systems and certain other charitable organizations. For further information or application forms for these retirement plans, please write or call the Fund at the address or telephone numbers shown on the cover page.

Investment Plans.  The Fund also sponsors an Automatic Accumulation
 Plan and an Automatic Withdrawal Plan. For further information or application forms for these plans, please write or call the Fund.


Voting Rights. All Fund shares are of the same class with equal voting rights. New directors will be elected by the holders of a majority of the shares at an annual or a special meeting duly called for that purpose, except that vacancies between such meetings may be filled by a majority of the remaining directors, provided that thereafter two-thirds of the directors then holding office have been duly elected by the shareholders.


INVESTMENT ADVISER                    PRINCIPAL UNDERWRITER

MDB Asset Management Corporation      Beckerman and Company, Inc.
P.O. Box 605                          26 Broadway
Nanuet, New York  10954-0605          New York, New York 10004



                         TRANSFER AGENT

                        DST Systems, Inc.
                         P.O. Box 419953
                   Kansas City, Mo. 64141-6953
                         1-800-637-3901



CUSTODIAN                             AUDITORS

The Bank of New York                  McGladrey & Pullen, LLP
48 Wall Street                        555 Fifth Avenue
New York New York 10015               New York, New York  10017


_________________________________________________________________
                               TABLE OF CONTENTS


 Page

SUMMARY OF EXPENSES........................................... 2

FINANCIAL STATEMENTS..........................................

THE 44 WALL STREET EQUITY FUND, INC...........................

INVESTMENT OBJECTIVES AND POLICIES............................

RISK FACTORS..................................................
   Non-Diversified Status.....................................
   Leverage...................................................
   Foreign Securities.........................................
   Warrants...................................................
   "Restricted Securities" and Non-Liquid Assets..............
   Options....................................................

MANAGEMENT OF THE FUND........................................

   Investment Adviser.........................................
   Principal Underwriter.....................................

 Page


PURCHASE OF SHARES............................................

   By Mail....................................................
   By Telephone...............................................
   By Bank Wire...............................................
   Through Broker-Dealers.....................................
   General....................................................


REDEMPTION OF SHARES..........................................

   Redemptions by Mail........................................

   Redemptions by Telephone, Telegram or Overseas Cable.......
   General....................................................


TRANSFER OF SHARES............................................


OPERATION OF THE FUND.........................................

   Net Asset Value............................................

   Dividends, Distributions and Taxes.........................

   Brokerage..................................................


ADDITIONAL INFORMATION........................................

   Transfer and Shareholder Service Agent.....................
   Custodian..................................................
   Accountants................................................
   Reports....................................................

   Retirement Plans...........................................

   Investment Plans...........................................
   Voting Rights..............................................










_________________________________________________________________
          No dealer, salesman, or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made.



                          -Back Cover-